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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ________________________________________

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                          DATE OF REPORT - MAY 15, 1996
                        (Date of earliest event reported)



                               MHM SERVICES, INC.
             (Exact name of Registrant as specified in its charter)



                 DELAWARE            1-12238           52-1223048
  (State of incorporation) (Commission file number)  (IRS employer identification
                                                     number)





            7601 LEWINSVILLE ROAD, SUITE 200, MCLEAN, VIRGINIA 22102
               (Address of principal executive offices, zip code)


                            AREA CODE (703) 749-4600
                               (Telephone number)


                         MENTAL HEALTH MANAGEMENT, INC.
          (Former name or former address, if changed since last report)

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ITEM 5.     OTHER INFORMATION.

       At a special meeting held on May 13, 1996, the holders of a majority of the outstanding shares of the Registrant's common stock voted to approve the sale of five of the Registrant's freestanding behavioral healthcare facilities.

       Also at the special meeting, the holders of a majority of the Registrant's outstanding shares of common stock voted to approve an amendment to the Registrant's Certificate of Incorporation to change the Registrant's name to MHM Services, Inc. The Registrant's name change became effective May 15, 1996, upon the filing the amendment with the Secretary of State of the State of Delaware. A copy of the Registrant's Restated Certificate of Incorporation, as amended, is attached hereto as Exhibit 3.1 and incorporated herein by reference.


       The Registrant issued a press release announcing the approval of the sale and the name change on May 15, 1996, a copy of which is attached hereto as
EXHIBIT 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Not Applicable.

(b)    Not Applicable.

(c)    Exhibits.

       3.1  Restated Certificate of Incorporation of the Registrant. 1

       3.2 Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant.

       99.1 Press Release issued by the Registrant on May 15, 1996.

- ----------------------
1 Incorporated by reference to the Registrant's Form 10-K report for the Fiscal
  Year ended September 30, 1995.


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                                   SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  May 30, 1996            MHM Services, Inc.


                                By:         /s/Vicki S. Hammond
                                    -------------------------------------------
                                     Vicki S. Hammond, Senior Vice President -
                                     Finance and Chief Financial Officer




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